                                                                    Exhibit 10.2

                             SUBORDINATION AGREEMENT

     This SUBORDINATION AGREEMENT (this "Agreement"), dated as of December 18, 1996, is among FLEET NATIONAL BANK, a national banking association (the "New Second PIK Note Indenture Trustee"), not in its individual capacity, but as trustee for the holders of all 15% Senior Subordinated Pay-in-Kind Debentures Due March 18, 2002 issued pursuant to that certain Indenture dated as of December 18, 1996 (the "New Restructured Second Secured PIK Note Indenture") between Scott Cable Communications, Inc., as Issuer, and the New Second PIK Note Indenture Trustee, FLEET NATIONAL BANK, a national banking association (the "New Third PIK Note Indenture Trustee") (the New Second PIK Note Indenture Trustee and the New Third PIK Note Indenture Trustee sometimes hereinafter are referred to individually as a "Trustee" and collectively as "Trustees"), not in its individual capacity, but as trustee for the holders of all 16% Junior Subordinated Pay-in-Kind Debentures Due July 18, 2002 issued pursuant to that certain Indenture dated as of December 18, 1996 (the "New Restructured Third Secured PIK Note Indenture") between Scott Cable Communications, Inc., as Issuer, and the New Third PIK Note Indenture Trustee, SCOTT CABLE COMMUNICATIONS, INC., a Texas corporation ("Borrower"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), in its individual capacity and as agent for all Lenders (this and all other capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in Section 1 below).

                                 R E C I T A L S

     A. Borrower and FINOVA, in its individual capacity and as agent for all Lenders, have entered into that certain Loan Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement") pursuant to which Lenders have agreed to make loans and other financial accommodations to Borrower, subject to the terms and conditions set forth in the Loan Agreement.

     B. Borrower has issued the New Restructured Second Secured PIK Notes in the initial aggregate principal amount of $49,500,000 pursuant to the terms of the New Restructured Second Secured PIK Note Indenture.

     C. Borrower has issued the New Restructured Third Secured PIK Notes in the initial aggregate principal amount of $38,925,797 pursuant to the terms of the New Restructured Third Secured PIK Note Indenture.

     D. One of the conditions precedent to the obligations of Lenders under the Loan Agreement is that the parties hereto shall have executed and delivered this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms used but not elsewhere defined in this Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement as

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in effect on the date hereof, a copy of which is attached hereto as Exhibit A.
The following terms shall have the following meanings in this Agreement:

          Proceeding shall mean any (i) judicial proceeding or other creditor remedies initiated by Agent to collect Borrower's Obligations or foreclose the Security Interests or (ii) insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, assignment for the benefit of creditors or other proceeding for the liquidation, dissolution or other winding up of Borrower or its properties.

          Senior Indebtedness shall mean, as of any given time, all of Borrower's Obligations described in clause (i) of the definition of Borrower's Obligations, including, without limitation (i) the Principal Balance, (ii) all accrued and unpaid interest on the Principal Balance, including, without limitation, all interest which accrues on the Principal Balance during the pendency of any Proceeding, whether or not allowed in such Proceeding, (iii) the Loan Fee and other charges, (iv) all fees, expenses and other amounts payable by Borrower to Agent or any Lender pursuant to Article XI of the Loan Agreement and (v) all sums advanced by Agent or any Lender pursuant to Section 8.5 of the Loan Agreement.

     2. Subordination of Subordinated Indebtedness to Senior Indebtedness and Subordination of Subordinated Liens to Security Interests.

          2.1 Subordination. The payment of any and all of the Subordinated Indebtedness hereby expressly is subordinated to the prior payment in full of the Senior Indebtedness and the Subordinated Liens hereby expressly are subordinated to the Security Interests.

          2.2 Restriction on Payments. Notwithstanding any provision of the Subordinated Credit Instruments to the contrary and in addition to any other limitations set forth herein or therein, no payment of principal, interest, fees or any other amount due with respect to the Subordinated Indebtedness shall be made, and no Trustee or Subordinated Creditor shall exercise any right of set-off or recoupment with respect to any of the Subordinated Indebtedness, until all of the Senior Indebtedness is paid in full; except that Borrower (A) may make and each holder of a New Restructured Second Secured PIK Note may receive regularly scheduled accrued and unpaid interest at a rate per annum not in excess of 15% in the form of additional new restructured secured payment-in-kind notes pursuant to the terms of the New Restructured Second Secured PIK Notes and (B) may make and each holder of a New Restructured Third Secured PIK Note may receive regularly scheduled accrued and unpaid interest at a rate per annum not in excess of 16% in the form of additional new restructured secured payment-in-kind notes pursuant to the terms of the New Restructured Third Secured PIK Notes.

          2.3 Proceedings. In the event of any Proceeding (i) all Senior Indebtedness first shall be paid in full in cash before any payment of or with respect to any of the


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     Subordinated Indebtedness shall be made; (ii) any payment which, but for the terms hereof, otherwise would be payable or deliverable in respect of any of the Subordinated Indebtedness shall be paid or delivered directly to Agent (to be held and/or applied by Agent in accordance with the terms of the Loan Agreement) until all Senior Indebtedness is paid in full, and each Subordinated Creditor and Trustee irrevocably authorizes, empowers and directs (A) all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and deliveries and (B) Agent to demand, sue for, collect and receive every such payment or distribution; (iii) each Subordinated Creditor and Trustee agrees to execute and deliver to Agent or its representative all such further instruments confirming the authorization referred to in the foregoing clause (ii) as Agent reasonably shall request, and agrees to take all such other actions as Agent reasonably shall request in order to enable Agent to enforce all claims upon or in respect of the Subordinated Indebtedness, and (iv) each Subordinated Creditor and Trustee shall execute, verify, deliver and file any proofs of claim in respect of the Subordinated Indebtedness requested by Agent in connection with any such Proceeding and hereby irrevocably authorizes, empowers and appoints Agent its agent and attorney-in-fact to (A) execute, verify, deliver and file such proofs of claim upon the failure of such Subordinated Creditor or Trustee to do so and (B) vote such proofs of claim in any such proceeding.

          2.4 Incorrect Payments. If any payment is received by any Subordinated Creditor or Trustee on account of any Subordinated Indebtedness before all Senior Indebtedness is paid in full, such payment promptly shall be paid over to Agent, or its designated representative, for application (in accordance with the Loan Agreement) to the payment of the Senior Indebtedness then remaining unpaid, until all of the Senior Indebtedness is paid in full. No Subordinated Creditor or Trustee shall commingle any such payment with any other asset of such Person and such Subordinated Creditor or Trustee shall hold such payment in trust for the benefit of Lenders until paid over to Agent or its designated representative.

          2.5 Legends. Until the Senior Indebtedness is paid in full, each Subordinated Credit Instrument at all times shall contain in a conspicuous manner the following legend:

          "The indebtedness evidenced hereby is subordinate in the manner and to the extent set forth in that certain Subordination Agreement (the "Subordination Agreement") dated as of December 18, 1996 among Scott Cable Communications, Inc. ("Borrower"), Fleet National Bank, as trustee, and FINOVA Capital Corporation ("FINOVA"), to the indebtedness (including interest) owed or guaranteed by Borrower to the holders of all of the notes issued pursuant to that certain Loan Agreement dated as of December 18, 1996 between Borrower and FINOVA, as such Loan Agreement has been and hereafter may be amended, modified, supplemented or restated from time to time; and each holder hereof, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement."

          2.6 Amendments of Subordinated Credit Instruments. Until the Senior Indebtedness is paid in full and notwithstanding anything contained in the Subordinated Credit Instruments, the Loan Agreement or the other Loan Instruments to the contrary, no Subordinated Creditor or Trustee shall agree to any amendment or modification of, or supplement to, the Subordinated Credit Instruments, the effect of which is to (i) increase the amount of any of the Subordinated Indebtedness or the rate of interest with respect to any of the Subordinated Indebtedness, (ii) shorten the maturity date of any of the Subordinated Indebtedness, (iii) accelerate the scheduled payments on or the required amortization of any of the Subordinated Indebtedness or (iv) increase the fees payable under the Subordinated Credit Instruments, if any.

          2.7 Restrictions on Action. Until the Senior Indebtedness is paid in full no Subordinated Creditor or Trustee shall take any action to collect any of the Subordinated Indebtedness or exercise any of the remedies with respect to any of the Subordinated Indebtedness set forth in any of the Subordinated Credit Instruments or that otherwise may be available to such Subordinated Creditor or Trustee, either at law or in equity, provided that
     (i) in the event Borrower's Obligations are accelerated pursuant to Section
     8.2 of the Loan Agreement, such Subordinated Creditor or Trustee may accelerate the Subordinated Indebtedness, (ii) in the event of any Proceeding not initiated by any Subordinated Creditor or Trustee, subject to Section 2.3, such Subordinated Creditor or Trustee may participate in such Proceeding and (iii) any Subordinated Creditor or Trustee may exercise its rights to convert its shares of the Class C Common Stock of Borrower to Class A Common Stock of Borrower to the extent permitted by the Amended and Restated Articles of Incorporation of Borrower as in effect on the date hereof.

     3. Continued Effectiveness of this Agreement. The terms of this Agreement, the subordination effected hereby, and the rights and the obligations of each Subordinated Creditor and Trustee and Agent arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (i) any amendment or modification of or supplement to the Loan Agreement, any of the other Loan Instruments or any of the Subordinated Credit Instruments; (ii) the validity or enforceability of any of such documents; or (iii) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Indebtedness or the Subordinated Indebtedness or any of the instruments or documents referred to in clause (i) above.

     4. Representations and Warranties. Each Trustee hereby represents and warrants, for itself only, to Agent and Lenders as follows:

          4.1 Authority. Each Trustee has full power and authority to enter into, execute, deliver and carry out the terms of this Agreement and to incur the obligations provided for herein, all of which have been duly authorized by all proper and necessary action and are not prohibited by the terms of the Subordinated Credit Instruments.

          4.2 Binding Agreements. This Agreement, when executed and delivered, will constitute the valid and legally binding obligation of each Subordinated Creditor and Trustee enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles.

     5. Cumulative Rights; No Waivers. Each and every right, remedy and power granted to Agent hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein, in the Loan Agreement or the other Loan Instruments or now or hereafter existing in equity, at law, by virtue of statute or otherwise, and may be exercised by Agent, from time to time, concurrently or independently and as often and in such order as Agent may deem expedient. Any failure or delay on the part of Agent in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect Agent's right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of Agent's rights hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

     6. Modification. Any modification or waiver of any provision of this Agreement, or any consent to any departure by any Subordinated Creditor or Trustee therefrom, shall not be effective in any event unless the same is in writing and signed by Agent, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any Subordinated Creditor or Trustee in any event not specifically required of Agent hereunder shall not entitle any Subordinated Creditor or Trustee to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

     7. Additional Documents and Actions. Each Trustee at any time, and from time to time, after the execution and delivery of this Agreement, upon the request of Agent and at the expense of Borrower, promptly will execute and deliver such further documents and do such further acts and things as Agent reasonably may request in order to effect fully the purposes of this Agreement.

     8. Notices. All notices and communications under this Agreement shall be in writing and shall be (i) delivered in person or (ii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or by overnight express courier, addressed in each case as follows:

               To New Second PIK Note
               Indenture Trustee:            Fleet National Bank
                                             Corporate Trust
                                             Administration MAOFDOSM
                                             One Federal Street

                                             Boston, Massachusetts  02106
                                             Attn:    Mr. Robert Bice

               Copy to:                      Shipman & Goodwin
                                             One American Row
                                             Hartford, Connecticut  06103
                                             Attn:    Thomas Tresselt, Esq.

               To New Third PIK Note
               Indenture Trustee:            Fleet National Bank
                                             Corporate Trust
                                             Administration MAOFDOSM
                                             One Federal Street
                                             Boston, Massachusetts  02106
                                             Attn:    Mr. Robert Bice

               Copy to:                      Shipman & Goodwin
                                             One American Row
                                             Hartford, Connecticut  06103
                                             Attn:    Thomas Tresselt, Esq.

               To Borrower:                  Scott Cable Communications, Inc.
                                             Four Landmark Square, Suite 302
                                             Stamford, Connecticut  06901
                                             Attn:    Mr. Bruce A. Armstrong
                                                      Chief Executive Officer

               Copy to:                      Baer Marks & Upham LLP
                                             805 Third Avenue
                                             New York, New York  10022
                                             Attn:    Stanley E. Bloch, Esq.

               To Agent and                  FINOVA Capital Corporation
               any Lender:                   311 South Wacker Drive
                                             Suite 4400
                                             Chicago, Illinois  60606
                                             Attn:    Assistant Vice President

               Copy to:                      FINOVA Capital Corporation
                                             1850 North Central Avenue
                                             Phoenix, Arizona  85002-2209
                                             Attn:    Vice President, Law



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

               Copy to:                      Katten Muchin & Zavis
                                             525 West Monroe Street, Suite 1600
                                             Chicago, Illinois  60661-3693
                                             Attn:    Maurice Jacobs, Esq.

or to any other address, as to any of the parties hereto, as such party shall designate in a written notice to the other parties hereto. All notices sent pursuant to the terms of this Section 8 shall be deemed received (i) if personally delivered, then on the Business Day of delivery, (ii) if sent by overnight, express carrier, on the next Business Day immediately following the day sent, or (iii) if sent by registered or certified mail, on the earlier of the fifth Business Day following the day sent or when actually received.

     9. Severability. In the event that any provision of this Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, this Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

     10. Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of FINOVA and shall be binding upon the successors and assigns of each Subordinated Creditor, each Trustee and Borrower.

     11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

     12. Defines Rights of Creditors. The provisions of this Agreement are solely for the purpose of defining the relative rights of Subordinated Creditors, Agent and Lenders and shall not be deemed to create any rights or priorities in favor of any other Person, including, without limitation, Borrower. Nothing contained in this Agreement is intended to or shall (i) impair, as among Borrower, Subordinated Creditors and Trustees, the obligation of Borrower, which is absolute and unconditional, to pay the Subordinated Creditors the principal of and interest on the Subordinated Indebtedness as and when the same shall become due and payable in accordance with the terms of the Subordinated Credit Instruments.

     13. Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Subordinated Credit Instruments, the provisions of this Agreement shall control and govern. For purposes of this Section 13, to the extent that any provisions of any of the Subordinated Credit Instruments provide rights, remedies and benefits to Agent that exceed the rights, remedies and benefits provided to Agent under this Agreement, such provisions of the applicable Subordinated Credit Instruments shall be deemed to supplement (and not to conflict with) the provisions hereof.


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

     14. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

     15. Termination. This Agreement shall terminate upon the indefeasible payment in full of the Senior Indebtedness.

     16. No Contest of Liens; Release of Collateral. Each Subordinated Creditor and Trustee agrees that it will not at any time contest the validity, perfection, priority or enforceability of the Liens in the Collateral granted to Agent pursuant to the Loan Agreement and the other Loan Instruments. Any Collateral which is subject to the Subordinated Liens shall be deemed to have been released from all such Subordinated Liens in the event that such Collateral is sold by Borrower with the consent of Agent, provided the net proceeds of sale are first applied to the payment of the Senior Indebtedness. Each Subordinated Creditor and Trustee agrees that it shall execute, deliver and file any and all termination statements, lien releases and other agreements and instruments as Agent deems necessary or appropriate in order to give effect to the preceding sentence. Each Subordinated Creditor and Trustee hereby irrevocably appoints Agent its attorney in fact for the purpose of effectuating any such execution, deliveries and filings.

     17. Subrogation. Upon the payment in full in cash of all Senior Indebtedness, Trustees and Subordinated Creditors shall be subrogated to the rights of Agent and Lenders under the Loan Instruments until the Subordinated Indebtedness shall be paid in full in cash, provided that neither Trustees nor Subordinated Creditors shall have any claim against Agent or any Lender for impairment of the subrogation rights of Trustees or Subordinated Creditors arising out of any act or omission of Agent or any Lender. For purposes of such subrogation, no payments or distributions to Agent or any Lender of any cash, property or securities to which Subordinated Creditors or Trustees would be entitled except for the provisions of this Agreement, and no payments by Trustees or Subordinated Creditors to Agent or any Lender required pursuant to the terms of this Agreement, shall, as among Borrower and its creditors other than Agent and Lenders, be deemed to be a payment or distribution by Borrower to or on account of the Senior Indebtedness.

     18. APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF NEW YORK NOTWITHSTANDING THAT THERE ALSO MAY BE OTHER JURISDICTIONS WHICH MAY BEAR A REASONABLE RELATIONSHIP TO THE TRANSACTIONS CONTEMPLATED HEREBY. FOR PURPOSES OF THIS
SECTION 17, THE LOAN AGREEMENT, THE OTHER LOAN INSTRUMENTS, THE SUBORDINATED CREDIT INSTRUMENTS AND THIS AGREEMENT SHALL BE DEEMED TO BE PERFORMED AND MADE IN THE STATE OF NEW YORK.

     19. JURISDICTION AND VENUE. BORROWER AND EACH TRUSTEE HEREBY AGREE THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY BORROWER OR ANY TRUSTEE AND ARISING DIRECTLY OR INDIRECTLY OUT

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OF THIS AGREEMENT SHALL BE LITIGATED IN THE SUPERIOR COURT OF MARICOPA COUNTY,
ARIZONA OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA OR, IF FINOVA OR LENDERS INITIATE SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH FINOVA OR LENDERS SHALL INITIATE OR TO WHICH FINOVA OR LENDERS SHALL REMOVE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. BORROWER AND EACH TRUSTEE HEREBY EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY FINOVA OR LENDERS IN ANY OF SUCH COURTS, AND HEREBY AGREE THAT PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN MAY BE SERVED IN THE MANNER PROVIDED FOR NOTICES HEREIN, AND AGREE THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER OR SUCH TRUSTEE, AS THE CASE MAY BE, AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO SECTION 8. BORROWER AND EACH TRUSTEE WAIVE ANY CLAIM THAT MARICOPA COUNTY, ARIZONA OR THE DISTRICT OF ARIZONA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. TO THE EXTENT PROVIDED BY LAW, SHOULD BORROWER OR ANY TRUSTEE, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, SUCH PERSON SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY THE COURT AGAINST SUCH PERSON AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR BORROWER AND TRUSTEES SET FORTH IN THIS SECTION 18 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY FINOVA AND/OR LENDERS, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY FINOVA AND/OR LENDERS, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND BORROWER AND EACH TRUSTEE HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

     20. WAIVER OF RIGHT TO JURY TRIAL. FINOVA, BORROWER AND EACH TRUSTEE ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR WITH RESPECT TO THE TRANSACTIONS DESCRIBED IN OR AFFECTED HEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

     21. This Agreement is executed and delivered by each Trustee not in its own right, but solely in the exercise of the powers conferred upon such Person as Trustee, and no personal liability or personal responsibility is assumed by nor shall at any time be asserted or enforceable against such Trustee on account of this Agreement. The rights and indemnities provided by Borrower to the Trustees in Article VI of the New Restructured Second Secured PIK Note Indenture and Article VI of the New Restructured Third Secured PIK Note Indenture, as applicable, are incorporated herein in their entirety by this reference.

     IN WITNESS WHEREOF, each Trustee, Borrower and FINOVA have caused this Agreement to be executed as of the date first above written.


                                      FLEET NATIONAL BANK, a national
                                      banking association, as trustee under the New Restructured Second Secured PIK
                                      Note Indenture

                                      By:      /s/ Robert L. Bice, II
                                               -------------------------
                                      Name:    Robert L. Bice, II
                                      Its:     Vice President


                                      FLEET NATIONAL BANK, a national
                                      banking association, as trustee under the New Restructured Third Secured PIK
                                      Note Indenture

                                      By:      /s/ Robert L. Bice, II
                                               -------------------------
                                      Name:    Robert L. Bice, II
                                      Its:     Vice President

                                      SCOTT CABLE COMMUNICATIONS,
                                      INC., a Texas corporation

                                      By:      /s/ Bruce A. Armstrong
                                               -------------------------
                                               Bruce A. Armstrong
                                               Chief Executive Officer


                                      FINOVA CAPITAL CORPORATION, a
                                      Delaware corporation

                                      By:      /s/ Jeffrey S. Kilrea
                                               -------------------------
                                               Jeffrey S. Kilrea
                                               Vice President